UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 8, 2006


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                88-0219860

(State or other jurisdiction of                         (IRS Employer
Incorporation or organization)                          Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01.   Other Events.

On May 8, 2006, Synagro Technologies, Inc. (the "Company") issued a press release announcing a public offering of 17,129,710 shares of its common stock, 2,000,000 of which are being sold by the Company and 15,129,710 are being sold by the selling stockholders, including one of the Company's largest stockholders, investment funds affiliated with GTCR Golder Rauner, LLC. The Company will not receive any proceeds from the sale of the shares by the selling stockholders. The Company intends to use net proceeds from the offering for working capital and general corporate purposes. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01.   Exhibits.

(c)  Exhibits

       99.1  Press release dated May 8, 2006, issued by Synagro
             Technologies, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: May 8, 2006

                                         SYNAGRO TECHNOLOGIES, INC.

                                         By:       /s/ J. PAUL WITHROW
                                             -----------------------------------
                                             (Senior Executive Vice President &
                                                  Chief Financial Officer)


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                                  EXHIBIT INDEX


   99.1    Press release dated May 8, 2006, issued by Synagro Technologies, Inc.


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